Exhibit 99.1

CONSOLIDATED BALANCE SHEET
JUNE 30, 2012
(Unaudited)

REDWOOD MORTGAGE CORP.
and Subsidiaries

900 Veterans Blvd, Suite 500
Redwood City, CA 94063
Phone 650-365-5341                                           Fax 650-364-3978

REDWOOD MORTGAGE CORP.
and Subsidiaries
CONSOLIDATED BALANCE SHEET
June 30, 2012
(unaudited)

CONTENTS

Page No.

Consolidated Balance Sheet (unaudited)                                                                                                                                                                                                                   1

Notes to the Consolidated Balance Sheet (unaudited)                                                                                                                                                                                       2 - 9

REDWOOD MORTGAGE CORP.
and Subsidiaries
CONSOLIDATED BALANCE SHEET
June 30, 2012
(unaudited)

ASSETS

Cash and cash equivalents	$2,344,674
Receivables, due from affiliates/related parties
Mortgage servicing fees	437,918
Other	289,111
Prepaid expenses	40,045
Loans, net of discount of $10,451	300,511
Real estate owned (REO) held as investment, net	3,115,523
Advances, RMI IX, syndication costs	1,432,923
Brokerage-related rights, loan originations, net	7,524,738
Investments in affiliates	168,073
Fixed assets, net	38,751
Total assets	$15,692,267

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities
Accounts payable	$133,967
Accrued compensated absences	211,532
Accrued liabilities, other	173,530
Due to related parties	92,548
Mortgage notes payable	1,628,194
Loans (formation) from affiliates, net	7,159,697
Deferred income taxes	2,214,000
Total liabilities	11,613,468

Stockholders’ equity
Common stock: 100,000 shares authorized,
1,000 shares issued and outstanding at stated value	4,000
Additional paid-in capital	550,152
Retained earnings	3,524,647
Total stockholders’ equity`	4,078,799

Total liabilities and stockholders’ equity	$15,692,267

The accompanying notes are an integral part of the consolidated balance sheet

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
June 30, 2012 (unaudited)

NOTE 1 – GENERAL

In the opinion of management, the accompanying unaudited consolidated balance sheet contains all adjustments, consisting of normal, recurring adjustments, necessary to present fairly the financial information herein. This consolidated balance sheet should be read in conjunction with the audited consolidated balance sheet for the fiscal year ended September 30, 2011, appearing in Redwood Mortgage Investors IX, LLC’s Post-Effective Amendment No. 6 to Form S-11. These notes include only those items for which updates are needed.

Throughout this document Redwood Mortgage Corp. will be referred to as RMC, Gymno LLC as Gymno, and Redwood Mortgage Investors (RMI) will refer to limited partnerships or LLCs sponsored by RMC.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

See the notes accompanying the audited consolidated balance sheet of RMC as of September 30, 2011.

NOTE 3 – GENERAL PARTNER, MANAGING MEMBER AND RELATED PARTIES

Brokerage-related rights, loan originations, net/formation loans

Brokerage-related rights are summarized in the following table at June 30, 2012.

	Brokerage-
	Related	Accumulated		Years
Partnership/LLC	Rights	Amortization	Net	Remaining
RMI VII	914,413	(891,409)	23,004	3
RMI VIII	17,634,435	(10,829,164)	6,805,271	22
RMI IX	776,864	(80,401)	696,463	25
Total	$19,325,712	$(11,800,974)	$7,524,738

Additions to the brokerage-related rights (RMI IX only), net of discount, were $128,083 for the nine months ended June 30, 2012.

Estimated amortization expense for each of the next five years and thereafter is presented in the following table.

Year ending September 30,
2012 (remaining three months)	$238,234
2013	876,491
2014	746,594
2015	665,439
2016	588,408
Thereafter	4,409,572
$7,524,738

RMC has determined no allowance for impairment was required against its brokerage-related rights.

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
June 30, 2012 (unaudited)

NOTE 3 – GENERAL PARTNER, MANAGING MEMBER AND RELATED PARTIES (continued)

Brokerage-related rights, loan originations, net/formation loans (continued)

The formation loans are non-interest bearing and are being repaid equally over an approximate ten-year period commencing the year after the close of a partnership/LLC offering. Interest has been imputed at the market rate of interest in effect during the offering. The effective interest rates range between 3.25% and 7.752%.

The formation loans are due as summarized in the following table, as of June 30, 2012.

Year ending September 30,	RMI VIII (1)	RMI IX (1)	Total
2012	$—	$—	$—
2013	1,898,136	74,121	1,972,257
2014	1,674,153	74,121	1,748,274
2015	1,322,500	74,121	1,396,621
2016	1,162,799	74,121	1,236,920
2017	756,400	74,121	830,521
Thereafter	813,025	477,426	1,290,451
Total borrowings	7,627,013	848,031	8,475,044
Less discount on imputed interest	(1,196,692)	(118,655)	(1,315,347)
Total loans (formation), net of discount	$6,430,321	$729,376	$7,159,697

If the general partners/managing members are removed and RMC is no longer receiving payments for services rendered, the debt on the related formation loan is forgiven, and would be an offset to any impairment resulting to the asset recognized for brokerage-related rights.

(1)  The annual amounts due are based upon the loan balance at December 31, 2011 and June 30, 2012.

Advances to RMI IX, syndication costs

RMC advances certain organizational and offering expenses on behalf of RMI IX. RMI IX is obligated to reimburse RMC for these costs up to an amount equal to 4.5% of gross offering proceeds until RMC has been fully reimbursed.

Syndication cost transactions for the nine months ended June 30, 2012 are summarized in the following table.

Balance, October 1, 2011	$1,098,517
Advances made by RMC	446,721
Repayments received from RMI IX	(112,315)
Balance, June 30, 3012	$1,432,923

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
June 30, 2012 (unaudited)

NOTE 3 – GENERAL PARTNER, MANAGING MEMBER AND RELATED PARTIES (continued)

Investments in affiliates

Gymno’s investment in affiliates is presented in the following table as of June 30, 2012.

			Gymno
			Investment
		Gymno	Percent of
	Net Assets	Investment	Net Assets
RMI IV	$3,416,763	$3,515	0.10%
RMI V	1,551,595	4,491	0.29%
RMI VI	4,813,635	11,394	0.24%
RMI VII	6,297,774	5,723	0.09%
RMI VIII	200,741,320	95,423	0.05%
RMI IX, LLC	11,484,938	12,521	0.11%
Total investments in affiliates	$228,306,025	$133,067

RMC acquired an investment from a limited partner in RMI VIII. This investment is accounted for under the equity method. At June 30, 2012 the recorded value of the investment was $32,868.

RMC, as a manager of RMI IX, has an investment in RMI IX of $2,654 at June 30, 2012.

Gymno LLC

Gymno’s balance sheet is presented in the following table as of June 30, 2012.

Assets
Cash and cash equivalents	$557,198
Investments in affiliates	133,067
Total assets	$690,265

Liabilities and Stockholders’ Equity
Accrued liabilities	$3,980

Common stock, no par, authorized 1,000,000 shares; 500
shares issued and outstanding	12,500
Retained earnings	673,785
Total liabilities and stockholders’ equity	$690,265

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
June 30, 2012 (unaudited)

NOTE 4 – LOANS

Loans unpaid principal balance (principal)

Loan transactions are summarized in the following table for the nine months ended June 30, 2012.

	Secured	Unsecured
Principal, October 1, 2011	$—	$313,547
Originated for affiliates	2,399,771	—
Assigned to RMI IX	(2,399,771)	—
Borrower repayments	—	(2,585)
Principal, June 30, 2012	$—	$310,962

At June 30, 2012, RMC had two unsecured loans. One loan is a demand note with a principal balance of $300,000 and an interest rate of 7.5%. The borrower is making monthly payments of interest only. The second loan is co-owned with four affiliated partnerships. RMC’s portion of the loan, net of a discount of $10,451, is $511. The borrower is making monthly payments to 2015.

Scheduled principal payments

Scheduled principal payment dates of the performing unsecured loans are summarized in the following table as of June 30, 2012.

Year ending September 30,
2012 (remaining three months)	$862
2013	3,446
2014	3,446
2015	3,208
2016	—
Thereafter	—
Total	10,962
Less discount	(10,451)
Demand note	300,000
Total loans, net of discount	$300,511

Loans bear interest at rates ranging from zero to 10%. Interest is imputed on loans with no stated interest rate.

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
June 30, 2012 (unaudited)

NOTE 4 – LOANS (continued)

Matured loans

There were no loans past maturity as of June 30, 2012.

Delinquency

There were no delinquent loans as of June 30, 2012. The Company reports delinquency based upon the most recent contractual agreement with the borrower.

Loans designated impaired/in non-accrual status

There were no loans designated impaired or classified in non-accrual status as of June 30, 2012.

Allowance for loan losses

There is no allowance for loan losses as of June 30, 2012.

NOTE 5 – REAL ESTATE OWNED (REO) HELD AS INVESTMENT, NET

REO held as investment, net, had the activity and changes in the impairment reserves summarized in the following table for the nine months ended June 30, 2012.

			REO Held
	REO Held	Accumulated	As Investment,
	As Investment	Depreciation	Net
Balance, October 1, 2011	$3,278,607	$(146,360)	$3,132,247
Acquisitions	—	—	—
Improvements	1,400	—	1,400
Depreciation	—	(18,124)	(18,124)
Balance, June 30, 2012	$3,280,007	$(164,484)	$3,115,523
Number of properties	3	2	3

RMC owns three California properties. Two of the properties (owned by RMC) are single-family residences and are rented. One single-family residence is located in San Mateo County and the other is located in Riverside County. The recorded investment in these assets at acquisition was $1,778,607. The third property is undeveloped land in San Mateo County (owned by Weeks, LLC), with a recorded investment at acquisition of $1,600,000.

 REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
June 30, 2012 (unaudited)

NOTE 6 – FIXED ASSETS

Fixed assets are summarized in the following table at June 30, 2012.

Office equipment	$258,256
Computer equipment	80,498
Software	33,817
Auto	71,297
Leasehold improvements	22,684
Total fixed assets	466,552
Accumulated depreciation and amortization	(427,801)
Fixed assets, net	$38,751

NOTE 7 – MORTGAGE NOTES PAYABLE

Mortgage notes payable activity is summarized in the following table for the nine months ended June 30, 2012.

Balance, October 1, 2011	$1,655,462
Payments	(27,268)
Balance, June 30, 2012	$1,628,194

As of June 30, 2012, RMC has mortgage notes payable on two of the REO held as investment. One note (by RMC) is owed to an individual with an unpaid principal balance of $461,634 with an interest rate which increases annually from 4.0% to 5.0%, is interest only, and matures February 2013. The other note (by Weeks, LLC) is owed to three affiliated limited partnerships with an unpaid principal balance of $1,166,560, an interest rate of 7.0%, amortized for 20 years, and matures January 2016.

Future minimum principal payments are summarized in the following table at June 30, 2012.

Year ending September 30,
2012 (remaining three months)	$9,410
2013	500,966
2014	42,175
2015	45,224
2016	1,030,419
Thereafter	—
Total mortgage notes payable	$1,628,194

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
June 30, 2012 (unaudited)

NOTE 8 – PROFIT-SHARING PLAN

RMC has a defined contribution profit-sharing plan which provides for RMC contributions of 5% of eligible wages, plus any discretionary additional RMC contributions.

NOTE 9 – INCOME TAXES

The Company’s estimated net operating loss (“NOL”) carry forwards available are approximately $2,880,000 for federal taxes and $2,094,000 for California taxes at September 30, 2011. The NOLs can be carried forward twenty years for federal taxes and twenty years for California taxes and expire at various times through the year 2031.

NOTE 10 – COMMITMENTS AND GUARANTEES

RMC has contracted with an independent service bureau for computer processing services for the partnership and RMI IX accounting functions at approximately $8,750 per month. The contract was subject to renewal at the end of its term which is May 31, 2012, and is currently being negotiated. RMC receives reimbursement of a major portion of its computer processing expenses from the five affiliated limited partnerships and RMI IX.

At June 30, 2012, the principal balance of the bank loan to Redwood Mortgage Investors VIII, guaranteed by RMC and Gymno LLC was $4,750,000. In September 2012, all amounts due on the bank loan were remitted.

RMC guaranteed two loans issued by four affiliated limited partnerships with balances totaling approximately $246,000 at June 30, 2012. RMC has guaranteed to cover losses, if any, incurred by the partnerships related to these loans to the extent such losses exceed the then existing reserves, as defined in the agreement, and related collateral value. The two loans are substantially reserved for in the partnership loan loss reserves. RMC owns directly $511, net, of one of the loans.

RMC rents its office space under a noncancelable operating lease agreement. In 2008, the lease was amended to provide additional space of approximately 2,300 square feet and the lease was extended until December 31, 2013. The amended lease requires monthly payments of $25,644 with stated annual increases. RMC has two, five year options to renew this lease.

Noncancelable future minimum lease payments under this lease are as follows as of June 30, 2012.

2012 (remaining three months)	$84,221
2013	396,542
2014	100,148
Thereafter	—
Total	$580,911

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
June 30, 2012 (unaudited)

NOTE 11 – SUBSEQUENT EVENTS

RMC has evaluated events through November 27, 2012, the date the balance sheet was available for issuance.

RMC acts as the broker in originating mortgage loans for RMI VIII and RMI IX, as well as for the other affiliated partnerships (RMI IV – VII). The corresponding brokerage commissions paid by borrowers from mortgage loans made by these funds are the primary source of cash used to repay the formation loans. RMI VIII was prohibited by its lending banks from originating new loans under the terms of an Amended and Restated Loan Agreement dated October 2010, and a preceding forbearance agreement that was in effect in the fourth quarter of 2009, until the bank loan was repaid in full, September 2012. The amended loan and forbearance agreements were the result of a technical (i.e. non-payment) covenant default under the original loan. As a result, RMC was deprived of the opportunity to receive brokerage commissions on loans by RMI VIII for the period from the fourth quarter of 2009 continuing through September 30, 2012, a period of almost three years. During that period, despite receiving no loan brokerage commissions, RMC continued to make the annual formation loan payments of approximately $1.8 million per year (or $5.4 million for the three years) from its own cash reserves that existed as of the date of the forbearance agreement. RMC believes it would have had a reasonable argument that the annual formation loan payments should be suspended until such time as lending by RMI VIII was permitted to resume and brokerage commissions could be earned, but RMC elected not to make such a proposal and, instead, continued to make annual formation loan payments due to concerns that the lending banks would view nonpayment of the formation loan as another technical loan default that might have led to a “distressed sale” liquidation of RMI VIII’s assets, resulting in substantial loss of limited partners’ capital.

As the bank loan was fully repaid as of September 2012, RMC will be proposing, in December 2012, a temporary suspension of annual formation loan payments, beginning with the payment due December 31, 2012, for the three-year period then beginning, which is a period commensurate with the period during which lending by RMI VIII was prohibited and RMC was deprived of loan brokerage commissions.

RMC will continue to make payments due on its RMI IX formation loan as no disruption of lending has occurred in this fund.